Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rise Gold Corp Inc., (the “Company”) on Form 10-Q for the period ended January 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cale Thomas, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

1.

this report fully complies with the requirements of Sections 13(a) or  15(d) of the 1934 Act, and

2.

the information contained in this report fairly presents, in all material respects, the registrant's financial condition and results of  operations of the registrant.

By: /s/ Cale Thomas

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Name: Cale Thomas

Title:   Chief Financial Officer

Date: March 16, 2018